UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 13, 2012

Date of Earliest Event Reported: November 9, 2012

MID-CON ENERGY PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35374	45-2842469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2501 North Harwood Street, Suite 2410 Dallas, Texas	75201
(Address of principal executive offices)	(Zip code)

(972) 479-5980

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information disclosed in this 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

On November 9, 2012, we announced that we will participate in following investor conferences for the remainder of 2012.

•	Stephens Inc. Fall Investment Conference 2012 – Tuesday, November 13, 2012 at 8:00 a.m. ET (7:00 a.m. CT) in New York, NY

•	RBC Capital Markets 2012 MLP Conference – Friday, November 16, 2012 at 12:30 p.m. ET (11:30 a.m. CT) in Dallas, TX

•	Wells Fargo Securities 2012 Pipeline, MLP and Energy Symposium – Tuesday, December 4, 2012 at 2:10 p.m. ET (1:10 p.m. CT) in New York, NY

A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The corresponding materials utilized at each conference will be accessible on our website, www.midconenergypartners.com, no later than the morning of each conference.

Item 9.01 Financial Statements and Exhibits.

Exhibits

99.1	Press release dated November 9, 2012.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID-CON ENERGY PARTNERS, LP

By: Mid-Con Energy GP, LLC,
its general partner

Date: November 12, 2012	By:	/s/ Jeffrey R. Olmstead
Jeffrey R. Olmstead
President and Chief Financial Officer